COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

We insure the legal liability risks for our shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and North of England, all mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

We are a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of our vessels, in the ordinary course of business or in connection with our acquisition activities. We believe that the resolution of such claims will not have a material adverse effect on our operations or financial condition.

We have one vessel held under capital lease, the Golden Eclipse, which was agreed sold in 2008 and leased back for a period of 10 years upon delivery of the vessel in 2010. We have the right to purchase the vessel at the dates and amounts as disclosed in Note 9.

As of June 30, 2017, the joint venture that owns the Golden Opus had total bank debt outstanding of $16.0 million (December 31, 2016: $17.9 million) and we had guaranteed 50% of this amount. Consequently, our maximum potential liability was $8.0 million (December 31, 2016: $9.0 million). We have not recorded any liability in respect of this arrangement. In June 2017, the joint venture entered into an agreement to sell the Golden Opus for $28.9 million to an unrelated party with expected delivery in September 2017.

We sold eight vessels to Ship Finance in the third quarter of 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day.

At June 30, 2017, we had six newbuildings under construction. Our outstanding commitments at June 30, 2017 and as at the date of this report for these newbuildings amounted to $173.9 million due in 2018.

In 2016, an arbitration tribunal assessed a final arbitration award relating to a time charter party for a third-party vessel entered into in March 2006. The claimants were awarded approximately $9.8 million in total. The claim itself was an unsafe port allegation, which falls under our protection and indemnity insurance and will be covered by our insurance company.

As of June 30, 2017, 11 of the 14 vessels we agreed to acquire from Quintana were delivered. The three remaining vessels were delivered in July 2017 and as a result all vessels have been delivered at the date of this report. For the remaining three vessels delivered in July 2017, we issued 2,850,000 consideration shares, assumed $43.3 million in bank debt and paid $2.9 million in installments on the bank debt.

Charterhire and office rent expense
The future minimum rental payments under our non-cancelable operating leases as of June 30, 2017 are as follows:

(in thousands of $)
2017 (six months to December 31)	17,451
2018	37,006
2019	35,367
2020	35,472
2021	35,066
Thereafter	169,205
329,567